UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 24, 2019

Air T, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road
__________Denver, North Carolina 28037________
(Address of Principal Executive Offices, and Zip Code)

________________(828) 464-8741__________________
Registrant’s Telephone Number, Including Area Code

___________________ Not applicable_______________________
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Global Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Warrant to purchase AIP	AIRTW	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On January 22, 2020, Contrail Aviation Leasing, LLC (“CAL”), a wholly-owned subsidiary of Contrail Aviation Support, LLC (“CAS”), a 79%-owned subsidiary Air T, Inc. (the “Company”), entered into two purchase agreements to acquire: (a) one Boeing 737-700 with serial number 30074 equipped with two CFM56-7B22 engines with serial numbers 890244 and 874445; and (b) one Boeing 737-700 with serial number 30075 equipped with two CFM56-7B22 engines with serial numbers 891281 and 874791. The total transaction value upon closing of both aircraft will exceed $15,000,000.*

On January 27, 2020, CAL entered into an engine sale agreement to sell one CFM56-7B22 engine with serial number 889727, which CAL previously leased. The transaction value upon closing will exceed $5,000,000.*

The purchases of the two aircraft and sale of an engine as discussed above continues Contrail’s business of purchasing aircraft and/or aircraft engines for the purpose of leasing or disassembling them and selling them for parts.

The purchase and sale agreements with respect to the transactions are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.6, which are incorporated herein by reference.

*Portions of the transaction exhibits have been omitted for confidential treatment.

To the extent responsive, the information included in Item 2.03 is incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 24, 2019, CAS entered into that First Amendment to Supplement #2 to Master Loan Agreement (the “First Amendment”) with Old National Bank (“ONB”). The material changes within the First Amendment are: (a) the extension of the revolving note maturity date from May 5, 2019 to September 5, 2021; and (b) the addition of a quarterly non-usage fee of 0.075% of the daily amount by which the face amount of the revolving note exceeds the principal amount of revolving loans then outstanding.

On January 24, 2020, CAS entered into that Second Amendment to Supplement #2 to Master Loan Agreement with ONB (the “Second Amendment”). The material changes within the Second Amendment are: (a) the increase in the interest rate from the LIBOR rate plus 3.00% per annum to the LIBOR rate plus 3.45%; and (b) the increase in the quarterly non-usage fee from 0.075% to 0.250% of the daily amount by which the face amount of the revolving note exceeds the principal amount of revolving loans then outstanding.

In connection with the Second Amendment, CAS entered into that Second Amended and Restated Promissory Note Revolving Note in the principal amount of $40,000,000 to ONB (the “Amended Revolving Note”). The material changes within the Amended Revolving Note are: (a) the increase in the principal amount of the note from $20,000,000 to $40,000,000; (b) the increase in the interest rate from the LIBOR rate plus 3.00% per annum to the LIBOR rate plus 3.45% per annum.

The foregoing summary of the terms of the First Amendment, Second Amendment, and Amended Revolving Note do not purport to be complete and is qualified in its entirety by reference to the documents which are filed as Exhibits 10.3, 10.4, and 10.5 respectively hereto and are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

10.1	Purchase Agreement, dated January 22, 2020 by and between Xiamen Lufu Aircraft Leasing Co., Ltd. and Contrail Aviation Leasing, LLC (MSN 30074).*

10.2	Purchase Agreement, dated January 22, 2020 by and between Xiamen Lufu Aircraft Leasing Co., Ltd. and Contrail Aviation Leasing, LLC (MSN 30075).*

10.3	Form of First Amendment to Supplement #2 to Master Loan Agreement, dated June 24, 2019 by and between Contrail Aviation Support, LLC and Old National Bank.

10.4	Form of Second Amendment to Supplement #2 to Master Loan Agreement, dated January 24, 2020 by and between Contrail Aviation Support, LLC and Old National Bank.

10.5	Form of Second Amended and Restated Promissory Note Revolving Note, dated January 24, 2020 in the principal amount of $40,000,000 to Old National Bank.

10.6	Engine Sale and Purchase Agreement, dated January 27, 2020 by and between Contrail Aviation Leasing, LLC and ALF V LLC.

*Portions of the transaction exhibit have been omitted for confidential treatment.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2020

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer

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